8-K 1 form8k.htm MOGUL ENERGY INTERNATIONAL, INC 8K 2-18-09

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 12, 2009
Date of Report (Date of earliest event reported)

Mogul Energy International, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

File No. 333-138806
(Commission File Number)

980461623
(I.R.S. Employer Identification No.)

520 Pike Street, Suite 2210 Seattle, Washington 98101
(Address of principal executive offices)

(206) 357-4220
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement:

On February12, 2009, the Registrant entered in to an  Agreement  (the “Agreement”) with Excelaron, LLC, a California Company (hereafter “Excelaron”)  a company engaging in oil and gas exploration activities, whereby in exchange for an investment into Excelaron of $2,300,000, the Registrant   is to obtain a 40% Members Percentage Interest (“Interest”)  in Excelaron.  The Agreement provides the invested  funds are to be used primarily by Excelaron for oil and gas exploration activities.

For more information as to this transaction, please see Item 2.01(Acquisition of Assets), and the Agreement, attached as Exhibit 10.1.

Item 2.01  Completion of Acquisition of Assets

As noted in Item 1.01, the Agreement provides for the Registrant to acquire a 40% Interest in Excelaron, a limited liability company.  The nature of the asset  acquired is that of a member in a limited liability company, coupled with  management arrangements; as Excelaron is intended to engage in oil and gas exploration and development activity the interest acquired by the Registrant is thus an indirect interest in oil and gas prospects if and when developed and thus the value of the interest acquired will be a function of the success of Excelaron. The Agreement provides said interest is to be issued upon payment of the first installments of $175,000.  Said payment has been made.

The Agreement provides that the Registrant is to invest $2,300,000  in Excelaron  over  the period ending October 1, 2009 in defined payments.  The amount to be paid by Mogul and the Interest secured therefor were based on capital available or  believed to be available to the Registrant and previous investments by current Members of Excelaron The Registrant was entitled to the  40% Interest upon payment of the first payment of $175,000, which was due 24 hours after execution of the Agreement.  Under the Agreement, the Registrant and Australian Oil Company NO. 2, Ltd. (“AOC”), a major Member interest-holder of Excelaron, are required agree in major decisions affecting Excelaron  (Schedule A to the Agreement provides certain amendments to the Operating Agreement of Excelaron in this regard, and also as to capital  contributions by various Members under certain conditions).

Should the Registrant fail to make the capital contributions  following the first payment of $175,000, the Registrant’s 40% Interest shall be reduced in Excelaron; if the investment is $1,000,000 or less, the Registrant is to have a 2% interest for each $250,000 invested,   and a 5% Interest for each $250,000 invested above $1,000,000 (with pro rata adjustments permitted)  (see Exhibit  10.1);  if reduced to less than 10% the Registrant  is to have no Manager Representative of Excelaron, and if less than 20%  only one representative, notwithstanding  the Operating Agreement amendments referred to in the prior paragraph.

The Agreement provides there are three other Members of Excelaron aside from Mogul, whose  relative Interests in  Excelaron are stated to be Barisan Energy, Ltd. 4%,  United Hydrocarbon Corporation, 21%, and AOC  No 2. Ltd. 35%, and the Registrant, assuming it provides all investments required 40%.

The Agreement recites that the investment by the Registrant is to be used by Excelaron   for acquiring and developing the “California Leases” ( unspecified  in the Agreement)  and provides they are to be  applied to  budgeted operating expenses, except that $235,000 from the first  two payments  totaling $450,000 is to be applied to repaying a loan obligation of Excelaron due AOC.

The initial payment from the Registrant was made from working capital available to the Registrant, and additional payments are also contemplated to be made from that source,  however  the amount of the investment by  the Registrant substantially exceeds the amount of   cash available as working capital of the Registrant. Accordingly it will need to acquire additional cash in the form of equity investments or debt;  no arrangements therefor have been made to date and such arrangements may not be securable on terms satisfactory to the Registrant.  Accordingly there can be no assurance the Registrant will retain the 40% Interest in Excelaron initially secured under the Agreement.  Additional   cash to satisfy this obligation may be secured for current shareholders or affiliated parties.

The President of the Registrant Naeem Tyab, and his brother Parvez Tyab, the  major shareholder are both also shareholders of United Hydrocarbon  Corporation;  the majority shareholder of that Company is William  Divine, a vice president of the Registrant. The current principal manager of Excelaron is also President of AOC.

Item 7.01 Regulation FD Disclosure

On February18th, 2009 the Registrant issued a press release reporting the entry of the Agreement. Said Press Release is furnished as Exhibit 99.2 to the this From 8-K  and is incorporated by reference herein.

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, may apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 9.  Exhibits
9.01. Financial Statements of Excelaron  have not been included. If it is determined said statements are required, they are intended to be filed within the period required by this Form.

10.1   Excelaron LLC-Mogul  Energy International, Inc Agreement dated February 12, 2009.

99.1 Press Release dated: 18th February 2009

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mogul Energy International, Inc.

By:	/s/ Naeem Tyab
Name:	Naeem Tyab
Title:	President
Date: February18th, 2009